Exhibit 10.18

Execution Version

SECOND LIEN GUARANTEE AGREEMENT

dated as of

November 22, 2021,

between

W.S. BADCOCK CORPORATION

and

ALTER DOMUS (US) LLC,
as Administrative Agent

TABLE OF CONTENTS

i

SECOND LIEN GUARANTEE AGREEMENT, dated as of November 22, 2021 (this “Agreement”), between W.S. BADCOCK CORPORATION, a Florida corporation (“Badcock” or the “Guarantor”, as applicable) and ALTER DOMUS (US) LLC, as Administrative Agent on behalf of itself and the other Secured Parties (in such capacity, together with its permitted successors and assigns in such capacity, the “Administrative Agent”).

Reference is made to (i) that certain Second Lien Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FRANCHISE GROUP, INC., a Delaware corporation (“Lead Borrower”), VALOR ACQUISITION, LLC, a Delaware limited liability company (“Valor”), FRANCHISE GROUP NEWCO INTERMEDIATE AF, LLC, a Delaware limited liability company (“NewCo AF”), FRANCHISE GROUP NEWCO PSP, LLC, a Delaware limited liability company (“FG Newco PSP”, and together with Lead Borrower, Valor and NewCo AF individually and collectively, the “Borrower”), the lenders from time to time party thereto, the Administrative Agent, and the Collateral Agent and (ii) that certain Second Lien Collateral Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), between Badcock and the Collateral Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Guarantor is an affiliate of each Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement (including in the introductory paragraphs hereto) and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Administrative Agent” has the meaning assigned to such term in the preamble to this Agreement.

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Badcock” has the meaning assigned to such term in the preamble to this Agreement.

1

“Borrower” has the meaning assigned to such term in the preamble to this Agreement.

“Credit Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Guarantor” has the meaning assigned to such term in the preamble to this Agreement.

“Lead Borrower” has the meaning assigned to such term in the preamble to this Agreement.

ARTICLE II

THE GUARANTEE

SECTION 2.01. Guarantee. The Guarantor absolutely, irrevocably and unconditionally guarantees, as primary obligor and not merely as surety, to each of the Secured Parties, the due and punctual payment and performance of the Secured Obligations. The Guarantor further agrees that the Secured Obligations may be increased, extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such increase, extension or renewal, or amendment or modification, of any of the Secured Obligations. The Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Secured Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment, notice of dishonor, default and nonpayment. Notwithstanding anything to the contrary contained herein, the obligations of the Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code or any comparable provisions of any other applicable law.

SECTION 2.02. Guarantee of Payment; Continuing Guarantee. The Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual of collection of any of the Secured Obligations or operated as a discharge thereof) and not merely of collection, and waives diligence, marshaling, and any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of any of the Secured Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of any Borrower, any other Loan Party or any other Person. The Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all of the Secured Obligations, whether currently existing or hereafter incurred.

SECTION 2.03. No Limitations. (a) Except for (x) the termination or release of the Guarantor’s obligations hereunder as expressly provided in Section 5.12 and (y) the limitations set forth in Section 2.01, the obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise of any of the Secured Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Secured Obligations, any impossibility in the performance of any of the Secured Obligations or otherwise. Without limiting the generality of the foregoing, except for (x) the termination or release of the Guarantor’s obligations hereunder as expressly provided in Section 5.12 and (y) the limitations set forth in Section 2.01, the obligations of the Guarantor hereunder, to the fullest extent permitted by applicable Requirements of Law, shall not be discharged or impaired or otherwise affected by:

2

(i) the failure of any Secured Party or any other Person to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise;

(ii) any rescission, waiver, amendment, supplement, restatement or modification of, or any release or departure from any of the terms or provisions of, any Loan Document or any other agreement;

(iii) the release of, or any impairment of or failure to perfect any Lien on, any security held by any Secured Party for any of the Secured Obligations;

(iv) any default, failure or delay, willful or otherwise, in the performance of any of the Secured Obligations;

(v) any other act or omission that may or might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the payment in full in cash of all the Secured Obligations (excluding contingent obligations as to which no claim has been made or which are otherwise not due));

(vi) any illegality, lack of validity or lack of enforceability of any of the Credit Agreement, any other Loan Document, or the Secured Obligations;

(vii) any change in the corporate existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Loan Party or its assets or any resulting release or discharge of any of the Secured Obligations (other than the payment in full in cash of all the Secured Obligations (excluding contingent obligations as to which no claim has been made or which are otherwise not due));

(viii) the existence of any claim, set-off or other rights that the Guarantor may have at any time against the Borrower, any other guarantor, the Administrative Agent, any other Secured Party or any other Person, whether in connection with the Credit Agreement, the other Loan Documents or any unrelated transaction;

(ix) [reserved];

(x) [reserved];

(xi) any action permitted or authorized hereunder;

3

(xii) any other circumstance (including any statute of limitations), or any existence of or reliance on any representation by the Administrative Agent, any other Secured Party or any other Person, that might otherwise constitute a defense to, or a legal or equitable discharge of, the Borrower or any other guarantor or surety (other than the payment in full in cash of all the Secured Obligations (excluding contingent obligations as to which no claim has been made or which are otherwise not due)); or

(xiii) any renewal, extension or acceleration of, or any increase in the amount of the Secured Obligations.

(b) The Guarantor expressly authorizes the Secured Parties to take and hold security in accordance with the terms of the Loan Documents for the payment and performance of the Secured Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Secured Obligations, all without affecting the obligations of the Guarantor hereunder.

(c) To the fullest extent permitted by applicable Requirements of Law, the Guarantor hereby waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Secured Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the payment in full in cash of all the Secured Obligations and/or the termination or release of the Guarantor’s obligations hereunder as expressly provided under Section 5.12. The Administrative Agent and the other Secured Parties may, at their election and in accordance with the terms of the Loan Documents foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Secured Obligations have been paid in full in cash and/or the Guarantor has been subject to the termination or release of the Guarantor’s obligations hereunder as expressly provided in Section 5.12. To the fullest extent permitted by applicable law, the Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. The Guarantor agrees that, unless released pursuant to Section 5.12(b), its guarantee hereunder shall continue to be effective or automatically and immediately be reinstated, as the case may be, if at any time payment, or any part thereof, of any Secured Obligations is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization (or any analogous proceeding in any jurisdiction) of the Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at

4

applicable law or in equity against the Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties, in cash the amount of such unpaid Secured Obligation. Upon payment by the Guarantor of any sums to the Administrative Agent as provided above, all rights of the Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06. Information. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Secured Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that none of the Secured Parties will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07. Payments. Any and all payments by or on account of any obligation of the Guarantor hereunder or under any other Loan Document shall be made without setoff or counterclaim and free and clear of and without deduction for any Indemnified Taxes or Other Taxes, except as required by applicable Requirements of Law, on the same terms and to the same extent that payments by the Borrower are required to be so made pursuant to the terms of Section 2.17 of the Credit Agreement. The provisions of Section 2.17 of the Credit Agreement shall apply to the Guarantor, mutatis mutandis.

ARTICLE III

INDEMNITY, SUBROGATION AND SUBORDINATION

SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantor may have under applicable law (but subject to Section 3.03) in respect of any payment hereunder, each Borrower agrees that (a) in the event a payment in respect of any obligation of any Borrower shall be made by the Guarantor under this Agreement, the Borrowers shall indemnify the Guarantor for the full amount of such payment and the Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of the Guarantor shall be sold pursuant to any Security Document to satisfy in whole or in part any Secured Obligations owed to any Secured Party, the Borrowers shall indemnify the Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 3.02. [Reserved].

SECTION 3.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantor under Section 3.01 and all other rights of the Guarantor of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of all the Secured Obligations. No failure on the part of the Borrower make the payments required by Section 3.01 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of the Guarantor with respect to its obligations hereunder, and the Guarantor shall remain liable for the full amount of the obligations of the Guarantor hereunder.

5

(b) The Guarantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, all Indebtedness and other monetary obligations owed by it to, or to it by, any other Guarantor shall be fully subordinated to the payment in full in cash of all the Secured Obligations, and any such Indebtedness collected or received by the Guarantor after an Event of Default has occurred and continuing shall be held in trust for the Administrative Agent on behalf of the Secured Parties and shall forthwith be paid over to the Administrative Agent for the benefit of the Secured Parties to be credited and applied against the Secured Obligations, but without affecting, impairing or limiting in any manner the liability of the Guarantor under any other provision hereof.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that (a) this Agreement has been duly executed and delivered by the Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law, and similar concepts under applicable law and (iii) any other matters which are set out as qualifications or reservations as to matters of law or general application in a legal opinion, and (b) all representations and warranties set forth in the Credit Agreement as to the Guarantor are true and correct in all material respects; provided that, in each case, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that, in each case, any such representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects.

ARTICLE V

MISCELLANEOUS

SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the Guarantor shall be given to it in care of Lead Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 5.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any Lender or any other Secured Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise

6

of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Lenders and any other Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any other Secured Party may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended, restated, amended and restated or otherwise modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Guarantor, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 5.03. Administrative Agent’s Fees and Expenses; Indemnification. (a) The Guarantor agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket fees and expenses incurred hereunder as provided in, and subject to the limitations set forth in, Section 9.03 of the Credit Agreement.

(b) The Guarantor agrees to indemnify the Administrative Agent and the other Indemnitees as provided in, and subject to the limitations set forth in, Section 9.03 of the Credit Agreement.

(c) To the fullest extent permitted by applicable law, the Guarantor shall not assert, and the Guarantor hereby waives, any claim against any Indemnitee as provided in Section 9.03(d) of the Credit Agreement; provided that, in each of clauses (a) and (b) above and this clause (c), each reference therein to “the Borrower” shall be deemed to be a reference to “the Guarantor”.

(d) The provisions of this Section 5.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of any Secured Party. All amounts due under this Section shall be payable not later than thirty (30) Business Days after written demand therefor; provided, however, any Indemnitee shall promptly refund an indemnification payment received hereunder to the extent that there is a final judicial determination that such Indemnitee was not entitled to indemnification with respect to such payment pursuant to this Section 5.03. Any such amounts payable as provided hereunder shall be additional Secured Obligations.

7

SECTION 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

SECTION 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in this Agreement or any other Loan Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document, shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by or on behalf of any Secured Party and notwithstanding that the Administrative Agent, any Lender or any other Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement or any other Loan Document and shall continue in full force and effect until such time as (a) the Commitments shall have expired or been terminated and (b) all Secured Obligations, including the principal of and interest on each Loan and all fees, expenses and other amounts (excluding contingent obligations as to which no claim has been made or which are otherwise not due) payable under any Loan Document shall have been paid in full in cash.

SECTION 5.06. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to the Guarantor when a counterpart hereof executed on behalf of the Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the Guarantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of the Guarantor, the Administrative Agent and the other Secured Parties and their respective permitted successors and assigns, it being understood and agreed that the Guarantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Agreement or the Credit Agreement.

SECTION 5.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 5.08. Right of Set-Off. Each Lender and each other Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Person as provided in (and subject to all of the limitations set forth in) Section 9.08 of the Credit Agreement.

8

SECTION 5.09. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent. (a) This Agreement (and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement) shall be construed in accordance with and governed by the laws of the State of New York.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any Lender or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against the Guarantor or its respective properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement will affect the right of any party to this Agreement or any other Loan Document to serve process in any other manner permitted by law.

(e) The Guarantor hereby irrevocably designates, appoints and empowers the Lead Borrower as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding.

SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

9

SECTION 5.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.12. Termination or Release. (a) Subject to Section 2.04, this Agreement and the Guarantee made herein shall automatically terminate when (i) the Commitments shall have expired or been terminated and (ii) all Secured Obligations, including the principal of and interest on each Loan and all fees, expenses and other amounts (excluding contingent obligations as to which no claim has been made or which are otherwise not due) payable under any Loan Document shall have been paid in full.

(b) The guarantee made herein shall also terminate and be released at the time or times and in the manner set forth in Section 9.14 of the Credit Agreement.

(c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, the Administrative Agent shall execute and deliver to the Guarantor, at the Guarantor’s expense, all documents that the Guarantor shall reasonably request to evidence or effect such termination or release so long as the Guarantor shall have provided the Administrative Agent such certifications or documents as the Administrative Agent shall reasonably request in order to demonstrate compliance with this Section 5.12. Any execution and delivery of documents by the Administrative Agent pursuant to this Section 5.12 shall be without recourse or warranty by the Administrative Agent or any other Secured Party.

[Signature Pages Follow]

10

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

W.S. BADCOCK CORPORATION, as a Guarantor

By /s/ Brian Kahn________________________

Name: Brian Kahn

Title: Senior Vice President

[Signature Page to Second Lien Guarantee Agreement (Badcock)]

ALTER DOMUS (US) LLC,, as Administrative Agent on behalf of itself and the other Secured Parties

By /s/ Matthew Trybula___________________

Name: Matthew Trybula

Title: Associate Counsel

[Signature Page to Second Lien Guarantee Agreement (Badcock)]